MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.







FUND LOGO







Quarterly Report

August 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank, N. A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Sector
Diversification
As a Percentage of
Equities as of
August 31, 1996


Pie graph depicting the following percentages:

Utilities--Electric                        42.0%

Telecommunications                         38.0%

Utilities--Gas                             16.1%

Utilities--Water                            3.9%


Geographical
Diversification
As a Percentage of
Equities as of
August 31, 1996


Pie graph depicting the following percentages:

United States                              42.7%

Europe                                     33.4%

Americas (Ex-US)                           14.6%

Asia/Pacific                                9.3%



DEAR SHAREHOLDER


During the quarter ended August 31, 1996, economic crosscurrents led to continued stock and bond market volatility. The US economy has demonstrated surprising resilience thus far this year. As a result, when economic data releases during the August quarter appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, when economic results were at or below expectations, investors' concerns about an overheating economy and monetary policy tightening subsided, and stock and bond prices improved.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened further with the stronger-than-expected employment report for June. Unemployment fell to a six-year low, and hourly wages rose sharply. This mounting evidence of a tighter labor market and rising labor costs suggested to many investors that the Federal Reserve Board would be forced to raise short-term interest rates in the coming months. However, more subdued job growth and deceler-ating hourly wage gains were subsequently reported for the month of July. Although the employment report for August (released in early September) showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors.

Investors will continue to monitor economic data releases to determine the potential for monetary policy tightening by the Federal Reserve Board. The potential outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.


Portfolio Matters
During the quarter ended August 31, 1996, Merrill Lynch Global
Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -0.48%, -0.68%, -0.68% and -0.54%, respectively. During the August quarter, Merrill Lynch Global
Utility Fund, Inc. outperformed the global index of utility stocks as measured by the unmanaged Financial Times/Standard & Poor's (S&P)-- Actuaries World Utility Index which provided a total return of -3.60%. (Complete performance information, including average annual total returns, can be found on pages 4-6 of this report to shareholders.)

The Fund's outperformance relative to the Index was primarily the result of having an overweighted position in Europe and an underweighting in the major Asian utility markets such as Japan and Hong Kong. Moreover, the Fund had an overweighted position in the two best-performing individual markets measured by the Index, New Zealand and Australia. The Fund's domestic utility holdings, adjusted for sales, outperformed the Index as a result of having more domestic US electric utility and natural gas stocks than telecommunications stocks, which was the worst-performing sector during the period. Furthermore, comparing the Fund's US utility portfolio to the S&P Utility Index also shows the Fund's lower exposure to the worst-performing telecommunications sector. While the Index had a 65% weighting in telecommunications on August 31, 1996, the Fund had only 16% of its domestic utility assets invested in domestic US telephones.

We added one new position to the Fund's portfolio during the August quarter, Telefonica del Peru S.A. The company is a full-service telecommunications provider, offering fixed local, domestic and international long distance services, on an exclusive basis, throughout Peru. The company also offers cellular telephone service as well as paging and cable television. Line penetration is low, and the prospects for growth are promising. With the addition of this investment to the portfolio, the Fund's net assets are now geographically diversified across 25 countries, including the United States.

During the August quarter, we continued to reduce the Fund's domestic telephone and electric utility holdings. More specifically, our focus was primarily on reducing the portfolio's weighting in the large local telephone companies. A great degree of uncertainty remains surrounding the transition and interpretation of the final rule settings which are still to come. Despite passage of the Telecommunications Act of 1996, resulting in the opening of the local market to competition and the entry of the seven regional holding companies into the long distance telephone market, it is clearly too early to tell what the outcome will be. As a result, lackluster performance from this sector may continue as investors sort out the issues. While the current valuation of the regional telephone sector is near the bottom of its historical range, we are maintaining an underweighted investment position in this sector. Lastly, we eliminated our small position in the long distance carrier, MCI Communications Corp.

We also modestly reduced the Fund's sizable position (nearly 26% of net assets) in the domestic electric sector to raise capital for new investments and further diversification of assets. This sector continued to be influenced by long-term interest rates as measured by the 30-year Treasury bond, which remained in the 7% range during the August quarter but experienced quite a bit of volatility.

Major mergers and acquisitions were announced during the August quarter. There were two announcements of an electric utility company merging with a natural gas company. Moreover, Enron Corp., a natural gas pipeline company, announced its intention to purchase the electric utility company Portland General Corp., and the electric utility company Houston Industries, Inc. announced its intention to purchase the natural gas company NorAm Energy. These proposed transactions appear to be the start of a trend of companies wanting to provide 'one-stop shopping' for consumers. So-called combination electric and gas companies are not new to the industry, but companies that currently provide only one service are seeking to provide other services within their existing territories to obtain greater efficiencies. This corporate activity in the sector (which is expected to continue), coupled with a still-positive fundamental outlook, resulted in the natural gas sector outperforming both the electric and telephone sectors as measured by the S&P Utility Index. The Fund benefited during the August quarter as a result of its significant overweighting in the domestic natural gas sector versus the sector's weighting in the S&P Utility Index (19% of the Fund's US assets as compared to 4% of the S&P Utility Index).

In terms of the Fund's non-US investment activity during the three-month period ended August 31, 1996, we reduced our holdings in four stocks: Korea Electric Power Corp., Nova Scotia Power Co., Transcanada Pipeline Co. Ltd. and Tele Danmark A/S. Furthermore, we eliminated two holdings: London Electricity PLC and National Grid Group PLC, both in the United Kingdom. We took these actions based on valuation levels and fundamental outlooks. Overall, the investment actions taken in the August quarter continued to emphasize foreign utility stocks as opposed to US-based utility stocks, and the domestic/foreign split in Fund net assets at the end of the August quarter was 40%--60%.

Investment Outlook
It now appears that the long-awaited approximately $10 billion privatization of Deutsche Telekom will take place in the upcoming November quarter. The size and timing of this transaction have already put some pressure on the share prices of other European telecom stocks, particularly in northern Europe. Once this transaction is done, we may see other governments reduce their ownership of their telephone companies as well as further initial public offerings from new privatizations. What happens in this particular region and sector will depend significantly on the success of this massive transaction. On the foreign electric utility side, given the postponement of the also long-awaited offering of Entel of Italy, the area in which we are most likely to see huge potential investment activity is from the further privatization of the Brazilian electric utility sector. Overall, the pipeline of new investments appears to be large, and offers the opportunity to provide interesting investment opportunities for the Fund.

On the domestic utility side, we expect to continue to see further consolidations as companies focus on getting access to customers. Economies of scale in terms of maintenance and operating expense reduction, coupled with a new awareness of the need for new marketing and advertising expenditures as the result of deregulation and greater competition, should continue to drive this trend. The friendly environment that once existed in the domestic utility sector appears to be coming to an end as managements increase their aggressiveness. Thus, we also expect to see interesting investment opportunities arise from this trend.


In Conclusion
We thank you for your investment in Merrill Lynch Global Utility
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in future shareholder reports.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager


September 25, 1996



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                  8/31/96    5/31/96   8/31/95       % Change   % Change
Class A Shares                                    $13.92     $14.15     $13.10       + 8.18%(1)   -1.63%
Class B Shares                                     13.88      14.11      13.06       + 8.21(1)    -1.63
Class C Shares                                     13.86      14.09      13.05       + 8.14(1)    -1.63
Class D Shares                                     13.93      14.16      13.13       + 8.01(1)    -1.62
Class A Shares--Total Return                                                         +12.34(2)    -0.48(3)
Class B Shares--Total Return                                                         +11.42(4)    -0.68(5)
Class C Shares--Total Return                                                         +11.37(6)    -0.68(7)
Class D Shares--Total Return                                                         +11.84(8)    -0.54(9)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.245 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.525 per share ordinary income dividends and $0.245 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.168 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.407 per share ordinary income dividends and $0.245 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.410 per share ordinary income dividends and $0.245 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.487 per share ordinary income dividends and $0.245 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.159 per share ordinary income dividends.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +18.34%        +13.61%
Five Years Ended 6/30/96                  +13.00         +12.08
Inception (12/28/90)
through 6/30/96                           +11.65         +10.83

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                        +17.49%        +13.49%
Five Years Ended 6/30/96                  +12.12         +12.12
Inception (12/28/90)
through 6/30/96                           +10.79         +10.79

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                        +17.38%        +16.38%
Inception (10/21/94)
through 6/30/96                           +14.19         +14.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +17.89%        +13.18%
Inception (10/21/94)
through 6/30/96                           +14.85         +12.11

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.93                --                  $0.508           +14.74
1992                       10.93       11.40              $0.012                 0.469           + 8.97
1993                       11.40       13.67               0.027                 0.424           +24.13
1994                       13.67       11.83                --                   0.480           -10.00
1995                       11.83       13.86               0.245                 0.483           +23.74
1/1/96--8/31/96            13.86       13.92                --                   0.280           + 2.43
                                                          ------                ------
                                                    Total $0.284          Total $2.644

                                                          Cumulative total return as of 8/31/96: +77.23%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.92                --                  $0.435           +13.84
1992                       10.92       11.38              $0.012                 0.391           + 8.12
1993                       11.38       13.63               0.027                 0.337           +23.17
1994                       13.63       11.81                --                   0.379           -10.62
1995                       11.81       13.83               0.245                 0.380           +22.73
1/1/96--8/31/96            13.83       13.88                --                   0.215           + 1.89
                                                          ------                ------
                                                    Total $0.284          Total $2.137

                                                          Cumulative total return as of 8/31/96: +69.61%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $12.34      $11.81                --                  $0.117           - 3.35%
1995                       11.81       13.82              $0.245                 0.383           +22.67
1/1/96--8/31/96            13.82       13.86                --                   0.218           + 1.84
                                                          ------                ------
                                                    Total $0.245          Total $0.718

                                                          Cumulative total return as of 8/31/96: +20.75%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $12.37      $11.84                --                  $0.124           - 3.29%
1995                       11.84       13.90              $0.245                 0.445           +23.62
1/1/96--8/31/96            13.90       13.93                --                   0.261           + 2.07
                                                          ------                ------
                                                    Total $0.245          Total $0.830

                                                          Cumulative total return as of 8/31/96: +22.02%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                     Shares                                                                         Percent of
COUNTRY      Industries               Held              Common Stocks & Warrants           Cost           Value    Net Assets
Argentina    Telecommunications      100,000    Telecom Argentina STET S.A.
                                                (ADR)(b)                               $  3,770,294     $  3,887,500    1.0%
                                     200,000    Telefonica de Argentina S.A.
                                                (ADR)(b)                                  4,140,594        4,775,000    1.2
                                                                                       ------------     ------------  -------
                                                                                          7,910,888        8,662,500    2.2

             Utilities--Electric       6,600    Central Costanera S.A. (ADR)(b)             158,400          198,000    0.1

                                                Total Common Stocks in Argentina          8,069,288        8,860,500    2.3

Australia    Utilities--Gas        2,000,000    The Australian Gas Light Co., Ltd.        5,280,752        9,655,080    2.5

                                                Total Common Stocks in Australia          5,280,752        9,655,080    2.5

Austria      Utilities--Gas           41,820    Energie-Versorgung Niederoesterreich
                                                AG (EVN)                                  3,050,015        5,680,738    1.5

                                                Total Common Stocks in Austria            3,050,015        5,680,738    1.5

Brazil       Telecommunications       45,000    Telecomunicacoes Brasileiras S.A.
                                                --Telebras (ADR)(b)                       2,176,897        3,346,875    0.9

                                                Total Common Stocks in Brazil             2,176,897        3,346,875    0.9

Canada       Telecommunications      140,000    BC Telecom, Inc.                          2,593,297        2,865,916    0.8

             Utilities--Electric     369,100    Nova Scotia Power Co.                     3,476,309        3,440,580    0.9

             Utilities--Gas          200,000    Transcanada Pipeline Co. Ltd.             3,147,485        3,225,000    0.8

                                                Total Common Stocks in Canada             9,217,091        9,531,496    2.5

Chile        Telecommunications       51,000    Compania de Telecommunicaciones
                                                de Chile S.A. (Sponsored) (ADR)(b)        3,711,460        4,985,250    1.3

             Utilities--Electric      65,000    Chilgener S.A. (ADR)(b)                   1,495,000        1,511,250    0.4
                                     156,000    Distribuidora Chilectra Metropolitana
                                                S.A. (ADR)(b)                             4,249,463        8,658,000    2.3
                                      28,000    Enersis S.A. (ADR)(b)                       544,224          871,500    0.2
                                                                                       ------------     ------------  -------
                                                                                          6,288,687       11,040,750    2.9

                                                Total Common Stocks in Chile             10,000,147       16,026,000    4.2

Denmark      Telecommunications      240,000    Tele Danmark A/S (ADR)(b)                 5,646,240        5,940,000    1.5

                                                Total Common Stocks in Denmark            5,646,240        5,940,000    1.5

France       Utilities--Water         89,715    Compagnie Generale des Eaux S.A.          9,668,083        8,656,026    2.3
                                      40,000    Lyonnaise des Eaux S.A. (f)               3,989,365        3,506,914    0.9

                                                Total Common Stocks in France            13,657,448       12,162,940    3.2

Germany      Utilities--Electric     200,000    Veba AG                                   6,526,985       10,496,789    2.8

                                                Total Common Stocks in Germany            6,526,985       10,496,789    2.8


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                     Shares                                                                        Percent of
COUNTRY      Industries               Held              Common Stocks & Warrants           Cost           Value    Net Assets
Hong Kong    Utilities--Gas        1,200,000    The Hong Kong & China Gas Co.,
                                                Ltd.                                   $  1,627,410     $  1,939,990    0.5%
                                     100,000    The Hong Kong & China Gas Co.,
                                                Ltd. (Warrants)(a)                                0           26,837    0.0

                                                Total Common Stocks & Warrants in
                                                Hong Kong                                 1,627,410        1,966,827    0.5

India        Utilities--Electric     247,500    CESC Ltd. (GDR)(e)                        2,640,330          495,000    0.1

                                                Total Common Stocks in India              2,640,330          495,000    0.1

Indonesia    Telecommunications       29,600    PT Indonesian Satellite Corp.
                                                (Indosat) (ADR)(b)                          176,275          171,875    0.0
                                       5,500    PT Telekomunikasi Indonesia (Persero)
                                                (ADR)(b)                                    532,800          825,100    0.2

                                                Total Common Stocks in Indonesia            709,075          996,975    0.2

Italy        Telecommunications    3,091,700    Societa Finanziara Telefonica
                                                S.p.A. (STET)                             5,780,442        7,463,077    2.0
                                   5,000,000    Telecom Italia Mobile S.p.A.              3,090,118       10,298,013    2.7
                                   3,900,000    Telecom Italia S.p.A                      3,619,691        7,657,947    2.0
                                                                                       ------------     ------------  -------
                                                                                         12,490,251       25,419,037    6.7

             Utilities--Gas        1,786,300    Italgas Torino                            5,169,953        6,104,177    1.6

                                                Total Common Stocks in Italy             17,660,204       31,523,214    8.3

Korea        Utilities--Gas          114,200    Korea Electric Power Corp.
                                                (KEPCO) (ADR)(b)                          2,298,275        2,426,750    0.6

                                                Total Common Stocks in Korea              2,298,275        2,426,750    0.6

Malaysia     Telecommunications    1,035,000    Telekom Malaysia BHD                      7,499,205        9,134,307    2.4

                                                Total Common Stocks in Malaysia           7,499,205        9,134,307    2.4

Mexico       Telecommunications      105,000    Telefonos de Mexico, S.A. de C.V.
                                                (ADR)(b)                                  5,594,445        3,451,875    0.9

                                                Total Common Stocks in Mexico             5,594,445        3,451,875    0.9

New Zealand  Telecommunications      100,000    Telecom Corporation of New Zealand
                                                Ltd. (ADR)(b)                             3,935,303        7,650,000    2.0

                                                Total Common Stocks in New Zealand        3,935,303        7,650,000    2.0

Peru         Telecommunications      195,000    Telefonica del Peru S.A. (ADR)(b)         3,997,500        4,558,125    1.2

                                                Total Common Stocks in Peru               3,997,500        4,558,125    1.2

Philippines  Telecommunications      100,000    Philippine Long Distance Telephone
                                                Co. (ADR)(b)                              4,311,241        5,987,500    1.6

             Utilities--Electric      74,100    Manila Electric Co. (MERALCO) 'B'           497,246          569,346    0.2

                                                Total Common Stocks in the
                                                Philippines                               4,808,487        6,556,846    1.8

Portugal     Telecommunications      205,740    Portugal Telecom, S.A. (ADR)(b)           4,576,844        5,477,828    1.4

                                                Total Common Stocks in Portugal           4,576,844        5,477,828    1.4

Spain        Telecommunications      537,300    Telefonica de Espana S.A.                 6,164,064        9,992,181    2.6
                                      32,000    Telefonica de Espana S.A. (ADR)(b)        1,275,584        1,772,000    0.5
                                                                                       ------------     ------------  -------
                                                                                          7,439,648       11,764,181    3.1

             Utilities--Electric     154,800    Empresa Nacional de Electricidad
                                                S.A. (ADR)(b)                             5,123,952        9,094,500    2.4
                                      92,000    HidroElectrica Del Cantabrico S.A.        3,107,921        2,958,247    0.8
                                     808,500    Iberdrola I S.A.                          4,998,321        7,307,671    1.9
                                                                                       ------------     ------------  -------
                                                                                         13,230,194       19,360,418    5.1

                                                Total Common Stocks in Spain             20,669,842       31,124,599    8.2

Switzerland  Utilities--Electric       4,300    Elektrowatt AG                            1,687,158        1,718,421    0.5

                                                Total Common Stocks in Switzerland        1,687,158        1,718,421    0.5

Thailand     Telecommunications       15,000    TelecomAsia Corporation Public Co.,
                                                Ltd. PLC (ADR)(b)                           328,050          255,000    0.1

             Utilities--Electric     332,000    Electricity Generating Company of
                                                Thailand (EGCOMP)                           296,433          984,190    0.3

                                                Total Common Stocks in Thailand             624,483        1,239,190    0.4

United       Telecommunications      671,000    British Telecommunications PLC            4,688,465        3,935,623    1.0
Kingdom                              180,000    Vodafone Group PLC (ADR)(b)               5,355,931        6,817,500    1.8
                                                                                       ------------     ------------  -------
                                                                                         10,044,396       10,753,123    2.8

             Utilities--Electric     208,000    National Power PLC                        1,723,671        1,307,706    0.3
                                     445,000    PowerGen PLC                              3,253,482        3,517,155    0.9
                                                                                       ------------     ------------  -------
                                                                                          4,977,153        4,824,861    1.2

                                                Total Common Stocks in the
                                                United Kingdom                           15,021,549       15,577,984    4.0

United       Telecommunications       31,000    AT&T Corp.                                1,749,485        1,627,500    0.4
States                                70,000    Ameritech Corp.                           2,996,450        3,613,750    1.0
                                     101,800    BellSouth Corp.                           2,995,024        3,690,250    1.0
                                     120,000    Frontier Corp.                            2,437,200        3,540,000    0.9
                                     100,000    GTE Corp.                                 3,697,750        3,937,500    1.0
                                      70,000    NYNEX Corp.                               3,180,278        3,018,750    0.8
                                      77,900    SBC Communications, Inc.                  3,203,951        3,632,088    1.0
                                      68,000    U S West Communications Group (c)         1,895,186        2,006,000    0.5
                                                                                       ------------     ------------  -------
                                                                                         22,155,324       25,065,838    6.6

             Utilities--Electric     260,000    Allegheny Power System, Inc.              6,942,850        7,702,500    2.0
                                     207,200    Boston Edison Co.                         5,530,724        4,791,500    1.3
                                     232,962    CINergy Corp.                             5,597,382        6,988,860    1.8
                                     144,200    Consolidated Edison Co. of New York       4,802,844        3,767,225    1.0
                                     138,900    DTE Energy Co. (d)                        4,670,083        3,958,650    1.1
                                     110,250    Dominion Resources, Inc.                  4,427,302        4,120,594    1.1
                                     156,000    Duke Power Co.                            6,191,941        7,293,000    1.9
                                     283,000    Edison International                      6,379,546        4,917,125    1.3
                                     223,300    General Public Utilities Corp.            6,908,294        7,033,950    1.9
                                     265,200    Houston Industries, Inc.                  6,491,433        5,768,100    1.5
                                     220,800    NIPSCO Industries, Inc.                   6,152,931        8,169,600    2.2
                                     176,000    New York State Electric & Gas Corp.       6,321,697        3,784,000    1.0
                                     180,500    PECO Energy Co.                           5,532,539        4,241,750    1.1
                                     323,000    PacifiCorp                                6,465,176        6,500,375    1.7
                                     192,000    Public Service Co. of Colorado            5,832,890        6,840,000    1.8
                                     324,200    Southern Co.                              5,858,779        7,335,025    1.9
                                     147,300    Western Resources Co.                     4,763,322        4,326,938    1.1
                                                                                       ------------     ------------  -------
                                                                                         98,869,733       97,539,192   25.5

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                                     Shares                                                                        Percent of
COUNTRY      Industries               Held              Common Stocks & Warrants           Cost           Value    Net Assets
United       Utilities--Gas           95,100    AGL Resources Inc.                        1,781,042        1,925,775    0.5
States                               130,000    The Brooklyn Union Gas Co.                3,371,550        3,526,250    0.9
(concluded)                          226,000    The Coastal Corp.                         6,038,593        8,955,250    2.3
                                     236,000    Questar Corp.                             6,554,436        8,555,000    2.2
                                     127,300    Sonat, Inc.                               3,309,934        5,617,112    1.5
                                                                                       ------------     ------------  -------
                                                                                         21,055,555       28,579,387    7.4

             Utilities--Water         86,000    American Water Works Co., Inc.            1,617,875        1,838,250    0.5

                                                Total Common Stocks in the
                                                United States                           143,698,487      153,022,667   39.8

                                                Total Investments in Common
                                                Stocks & Warrants                       300,673,460      358,621,026   93.9


                                       Face
                                      Amount             Fixed Income Securities

Australia    Telecommunications US$ 7,960,000   Telstra Corp., Ltd., 6.50% due
                                                7/31/2003                                 8,115,578        7,552,050    2.0

                                                Total Fixed-Income Securities in
                                                Australia                                 8,115,578        7,552,050    2.0

Korea        Telecommunications    2,500,000    Korea Telecom, 7.40% due 12/01/1999       2,499,500        2,522,250    0.7

                                                Total Fixed-Income Securities
                                                in Korea                                  2,499,500        2,522,250    0.7

United       Telecommunications    3,500,000    Bell Cablemedia PLC, 11.95%*
Kingdom                                         due 7/15/2004                             2,507,041        2,616,250    0.7

                                                Total Fixed-Income Securities in
                                                the United Kingdom                        2,507,041        2,616,250    0.7

United       Telecommunications    4,000,000    Rochester Telephone Corp., 9.25%
States                                          due 6/01/2000                             4,111,200        4,272,480    1.1
             Utilities--        US$4,000,000    Consumer Power Co., 8.875% due
             Electric                           11/15/1999                                4,190,000        4,133,840    1.1

                                                Total Fixed-Income Securities in
                                                the United States                         8,301,200        8,406,320    2.2

                                                Total Investments in Fixed-Income
                                                Securities                               21,423,319       21,096,870    5.6

                                                         Short-Term Securities

             US Government         1,639,000    Federal Home Loan Mortgage Corp.,
             & Agency                           5.16% due 9/03/1996                       1,638,295        1,638,295    0.4

             Obligations**                      Total Investments in Short-Term
                                                Securities                                1,638,295        1,638,295    0.4

             Total Investments                                                         $323,735,074      381,356,191   99.9
                                                                                       ============
             Other Assets Less Liabilities                                                                   330,205    0.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $381,686,396  100.0%
                                                                                                        ============  ======
             Net Asset          Class A--Based on net assets of $ 40,974,933 and 2,942,966
             Value:                      shares outstanding                                             $      13.92
                                                                                                        ============

                                Class B--Based on net assets of $333,994,183 and 24,055,529
                                         shares outstanding                                             $      13.88
                                                                                                        ============

                                Class C--Based on net assets of $3,071,864 and 221,567
                                         shares outstanding                                             $      13.86
                                                                                                        ============
                                Class D--Based on net assets of $3,645,415 and 261,644
                                         shares outstanding                                             $      13.93
                                                                                                        ============

            *Represents a zero coupon or step-up bond; the interest rate shown is the effective yield at the time of the purchase by the Fund.
           **Commercial Paper and certain US Government & Agency Obligations and Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)American Depositary Receipts (ADR).
          (c)US West Inc. spun off U S West Media Group and changed its name to US West Communications Group.
          (d)Formerly Detroit Edison Co.
          (e)Global Depository Receipts (GDR)
          (f)Formerly Lyonnnaise des Eaux-Dumez S.A.

PORTFOLIO INFORMATION



Worldwide
Investments as of
8/31/96


Ten Largest Holdings                            Percent of
(Equity Investments)                            Net Assets

Veba AG                                             2.8%
Telecom Italia Mobile S.p.A.                        2.7
Telefonica de Espana S.A.                           2.6
The Australian Gas Light Co., Ltd.                  2.5
Telekom Malaysia BHD                                2.4
Empresa Nacional de Electricidad S.A. (ADR)         2.4
The Coastal Corp.                                   2.3
Distribuidora Chilectra Metropolitana S.A. (ADR)    2.3
Compagnie Generale des Eaux S.A.                    2.3
Questar Corp.                                       2.2


Addition
Telefonica del Peru S.A. (ADR)


Deletions
London Electricity PLC
National Grid Group PLC
MCI Communications Corp.
Pacific Gas and Electric Company